                                                                      EXHIBIT 16


                            BARTLETT BASIC VALUE FUND

Class A

December 31, 1996 - December 31, 1997 (one year) Cumulative Total Return:

ERV=    18.95 x 3.3079954) - (18.84 x 2.570091)  x 1000 + 1000 = 1,294.67
        ---------------------------------------
                  (18.84 x 2.570091)

   P    = 1000

   C    = 1294.67   -  1  = 0.294627 = 29.46%
          -------                      -----
           1000

Average Annual Return:  Same

December 31, 1992 - December 31, 1997 (five years) Cumulative Total Return

   ERV  = (18.95 x3.3079954) -  (14.02 x 1.9775810)  x  1000 + 1000 = 2260.95
          -----------------------------------------
                     (13.47 x 1.9022977)

   P    = 1000

   C    = 2260.95   -  1  = 1.260954  = 126.10%
          -------                       ------
           1000

   Average Annual Return:
                  1/5
   (1.260954 + 1)        -  1  = 17.72%
                                 -----


December 31, 1987 - December 31, 1997 (ten years) Cumulative Total Return:

   ERV = (18.95 x 3.3079954) - (11.01 x 1.4227525) x 1000 + 1000 = 4000.82
         -----------------------------------------
                    (12.96 x 1.3917334)

   P   =   1000

   C   =   4000.82  -  1 = 3.0018189   = 300.18%
           -------                       ------
            1000

   Average Annual Return:
                  1/10
   (3.0018189 + 1)              -  1 = 14.88%
                                       -----

                              BARTLETT EUROPE FUND

Class A

December 31, 1996 - December 31, 1997 (one year) Cumulative Total Return:

ERV=   (20.98 x 1092.730) - (24.24 x 804.746)  x 1000 + 1000 = 1175.24
       --------------------------------------
                  (24.24 x 804.746)

   P    = 1000

   C    = 1175.24   -  1  = 0.1752409 = 17.52%
          -------                       -----
           1000

Average Annual Return:  Same

December 31, 1992 - December 31, 1997 (five years) Cumulative Total Return

   ERV  = (20.98 x 1092.73) -  (14.29 x 695.691)  x  1000 + 1000 = 2306.05
          --------------------------------------
                   (14.29 x 695.691)

   P    = 1000

   C    = 2306.05   -  1  = 1.30605  = 130.61%
          -------                      ------
           1000

   Average Annual Return:
                 1/5
   (1.30605 + 1)        -  1  = 18.19%
                                -----


December 31, 1987 - December 31, 1997 (ten years) Cumulative Total Return:

   ERV = (20.98 x 1092.73) - (16.46 x .542.205) x 1000 + 1000 = 2568.76
         --------------------------------------
                    (16.46 x 542.205)

   P   =   1000

   C   =   2568.76  -  1 = 1.568768   = 156.88%
           -------                      ------
            1000

   Average Annual Return:
                 1/10
   (1.568768 + 1)              -  1 = 9.89%
                                      ----

                        BARTLETT VALUE INTERNATIONAL FUND

Class A

December 31, 1996 - December 31, 1997 (one year) Cumulative Total Return:

ERV=   (12.44 x 1.4656400) - (13.21 x 1.30036)  x 1000 + 1000 = 1061.40
       ---------------------------------------
                 (13.21 x 1.30036)

   P    = 1000

   C    = 1061.40   -  1  = 0.614053 = 6.14%
          -------                      ----
           1000

Average Annual Return:  Same

December 31, 1992 - December 31, 1997 (five years) Cumulative Total Return

   ERV  = (12.44 x 1.4656400) -  (9.45 x 1.0982700)  x  1000 + 1000 = 1756.74
          -----------------------------------------
                     (9.93 x 1.08658)

   P    = 1000

   C    = 1756.74   -  1  = 0.75674  = 75.67%
          -------                      -----
           1000

   Average Annual Return:
                 1/5
   (0.75674 + 1)        -  1  = 11.93%
                                -----


October 6, 1989 - December 31, 1997 (life of fund) Cumulative Total Return:

   ERV = (12.44 x 1.4656400) - (10.00 x 1.0) x 1000 + 1000 = 1823.25
         -----------------------------------
                   (10.00 x 1.0)

   P   =   1000

   C   =   1823.25  -  1 = 0.82325   = 82.33%
           -------                     -----
            1000

   Average Annual Return:
                1/8.238356164
   (0.82325 + 1)                       -  1 = 7.56%
                                              ----

                              BARTLETT EUROPE FUND

Class C

July 23, 1997 - December 31, 1997 Cumulative Total Return:

ERV=   (20.86 x .4826490) - (26.56 x .3765060)  x 1000 + 1000 = 1006.80
       ---------------------------------------
                 (26.56 x .3765060)

   P    = 1000

   C    = 1006.80   -  1  = 0.0068058 =0.68%
          -------                      ----
           1000

                            BARTLETT BASIC VALUE FUND

Class C

September 12, 1997 - December 31, 1997 Cumulative Total Return:

ERV=   (18.75 x 0.5657050) - (22.84 x 0.4378280)  x 1000 + 1000 = 1060.70
       -----------------------------------------
                  (18.32 x 2.570091)

   P    = 1000

   C    = 1060.70   -  1  = 0.606977 = 6.07%
          -------                      ----
           1000

                        BARTLETT VALUE INTERNATIONAL FUND

Class C

July 23, 1997 - December 31, 1997 Cumulative Total Return:

ERV=   (12.30 x 0.7245970) - (15.70 x 0.6369430)  x 1000 + 1000 = 891.25
       -----------------------------------------
                 (15.70 x 0.6369430)

   P    = 1000

   C    = 891.25   -  1  = 0.10874 =    -10.87%
          ------
           1000

                              BARTLETT EUROPE FUND

Class Y

August 21, 1997 - December 31, 1997 Cumulative Total Return:

ERV=   (21.00 x .4996540) - (25.61 x .3904720)  x 1000 + 1000 = 1049.27
       ---------------------------------------
                 (21.13 x .701878)

   P    = 1000

   C    = 1049.27   -  1  = 0.049274 = 4.93%
          -------                      ----
           1000

                            BARTLETT BASIC VALUE FUND

Class Y

August 15, 1997 - December 31, 1997 Cumulative Total Return:

ERV=   (18.87 x 0.5880650) - (21.92 x 0.4562040)  x 1000 + 1000 = 1109.68
       -----------------------------------------
                 (21.92 x .4562040)

   P    = 1000

   C    = 1109.68   -  1  = 0.10967 = 10.97%
          -------                     -----
           1000

                        BARTLETT VALUE INTERNATIONAL FUND

Class Y

August 15, 1997 - December 31, 1997 Cumulative Total Return:

ERV=   (12.33 x 0.7430950) - (15.27 x 0.6548790)  x 1000 + 1000 = 916.23
       -----------------------------------------
                 (15.27 x 0.6548790)

   P    = 1000

   C    = 916.23   -  1  = 0.083764 =    -8.38%
          ------
           1000